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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 Amendment No. 1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): April 2, 2001


                              BOWATER INCORPORATED
             (Exact name of registrant as specified in its charter)


Delaware                            1-8712                   62-0721803
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)


                             55 East Camperdown Way
                                  P.O. Box 1028
                        Greenville, South Carolina 29602
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (864) 271-7733


(Former name or former address, if changed since last report): Not applicable.


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Bowater Incorporated originally filed this Current Report to disclose the signing of an agreement by which Bowater will acquire all of the outstanding shares of Alliance Forest Products Inc. This Amendment No. 1 is being filed to disclose unaudited pro forma combined financial statements of Bowater which give effect to the anticipated acquisition. The financial statements are attached to this Amendment No. 1 as Exhibit 99.2 and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits:

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Exhibit No.         Description
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99.2                Unaudited Pro Forma Combined Financial Statements
                    of Bowater for the year ended December 31, 2000,
                    and as of and for the three-month period ended
                    March 31, 2001
-------------------------------------------------------------------------


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BOWATER INCORPORATED
                                            (Registrant)


Date: May 30, 2001                          By: /s/ David G. Maffucci
                                                ---------------------
                                            Name: David G. Maffucci
                                            Title: Senior Vice President
                                                   and Chief Financial Officer




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Exhibit Index

The following exhibit is filed herewith:


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Exhibit No.                    Description
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99.2                           Unaudited Pro Forma Combined Financial Statements
                               of Bowater for the year ended December 31, 2000, and as of and for the three-month period ended March 31, 2001
--------------------------------------------------------------------------------



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